EXHIBIT 10.1

$75,000.00 Date: July 10, 2017

For value received, the undersigned TRUE NATURE HOLDING, INC. (the “Borrower”), at 1355 PEACHTREE STREET, SUITE 1150, ATLANTA, Georgia 30309, promises to pay to the order of STEPHEN KEAVENEY (the “Lender”), at

                                                             1 Little Comfort Rd.

                                                                     Savannah                                                                                 , Georgia  31411      (or at
such other place as the Lender may designate in writing), the lump sum of $75,000.00 is due not later than 90 days the date of the receipt of funding of $1,000,000 or more net of expenses.  If the note is not repaid within 90 days of receipt of funding the note will accrue at the rate of 12% per annum.

I.  TERMS OF REPAYMENT

A.  Payments
The lump sum payment of $75,000 is due no later than 90 days after the receipt of funding of $1,000,000 or more net of expenses.  If payment is not made by the due date interest will accrue at the rate of 12% per annum.

B.  Application of Payments
All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

II.  ATTORNEYS FEES
In the event of dispute each party is responsible for its attorney fees.

III.  SEVERABILITY OF PROVISIONS
If any one or more of the provisions of this Note are determined to be unenforceable,  in whole or in part, for any reason, the remaining provisions shall remain fully operative.

IV.  MISCELLANEOUS
All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and demand of this Note.

This note may not be assigned by either party without the written consent of the other.

VI.  GOVERNING LAW
This Note shall be construed in accordance with the laws of the State of Georgia.

VII.  SIGNATURES
This Note shall be signed by JORDAN BALENCIC, on behalf of TRUE NATURE HOLDING, INC. and STEPHEN KEAVENEY.

I understand & agree this is a legal representation of my signature.

/s/ Stephen Keaveney
STEPHEN KEAVENEY, “Lender”

/s/ Jordan Balencic
JORDAN BALENCIC, “Borrower”